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                                   EXHIBIT 21

                          TO ANNUAL REPORT ON FORM 10-K

                         Subsidiaries of the Registrant

        Stock Yards Bank & Trust Company, a Kentucky banking corporation
                              1040 East Main Street
                           Louisville, Kentucky 40206

        Stock Yards Bank & Trust Company, an Indiana banking corporation
                              275 Highway 31 North
                              Austin, Indiana 47102